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                                                                    EXHIBIT 10.8

                     THIRD AMENDMENT TO THE GLOBALSTAR, L.P.
                           REVOLVING CREDIT AGREEMENT

         THIRD AMENDMENT (the "Amendment"), dated as of October 15, 1997 to the Revolving Credit Agreement, dated as of December 15, 1995, as amended by the First Amendment dated March 25, 1996 and the Second Amendment dated July 31, 1997 (as such agreement may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among GLOBALSTAR, L.P., a Delaware limited partnership (the "Borrower"), the several financial institutions parties from time to time thereto (the "Banks") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

         WHEREAS, the Borrower, the Banks and the Administrative Agent hereby agree to amend the Credit Agreement as set forth below, such changes to be effective as of the date hereof:

         1. Amendment to Section 2.6(b). Section 2.6(b) is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

                  (b) The Commitments shall be automatically reduced by an amount equal to 100% of the Net Cash Proceeds of any sale or disposition by the Borrower or any of its Subsidiaries of any assets except for sales and dispositions permitted by Section 6.5(b).

         2. Amendment to Section 6.1(c). Section 6.1(c) shall be amended by deleting such section in its entirety and inserting the following in lieu thereof:

                  Permit for any period of four consecutive fiscal quarters ending prior to the Release Date (and commencing March 31, 1999) the ratio of (i) the sum of Consolidated Net Income for such period plus income taxes deducted in determining such Consolidated Net Income plus Consolidated Fixed Charges for such period to (ii) Consolidated Fixed Charges for such period to be less than 2.0 to 1.0, provided that for the Borrower's fiscal quarter ending on (A) March 31, 1999, such ratio shall be calculated for the fiscal quarter then ended, (B) June 30, 1999, such ratio shall be calculated for the two consecutive fiscal quarters then ended and (iii) September 30, 1999, such ratio shall be
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         calculated for the three consecutive fiscal quarters then ended and provided further that for the fiscal quarter ending on March 31, 1999, such ratio shall not be less than 1.5 to 1.0.

         3. Amendment to Section 6.1(d). Section 6.1(d) shall be deleted in its entirety.

         4. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         5. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         6. Construction. From and after the date hereof, references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be deemed to reference the Credit Agreement as modified hereby.


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         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective duly authorized officer as of the day and year first above written.



                                        GLOBALSTAR, L.P.

                                        By: /s/ Joseph L. Veno
                                        ----------------------
                                        Name: Joseph L. Veno
                                        Title: Assistant Treasurer

                                        THE CHASE MANHATTAN BANK, as
                                        Administrative Agent and as a Bank

                                        By: /s/ Richard C. Smith
                                        ------------------------
                                        Name: Richard C. Smith
                                        Title: Vice President

                                        BANK OF AMERICAN NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION
                                        (AS SUCCESSOR BY MERGER TO
                                        BANK OF AMERICA ILLINOIS)

                                        By: /s/ Steve Aronowitz
                                        -----------------------
                                        Name: Steve Aronowitz
                                        Title: Managing Director

                                        MORGAN GUARANTY TRUST COMPANY OF
                                        NEW YORK


                                        By: /s/ Robert L. Barrett, Jr.
                                        ------------------------------
                                        Name: Robert L. Barrett, Jr.
                                        Title: Vice President

                                        THE BANK OF NEW YORK

                                        By: /s/ Kenneth P. Sneider, Jr.
                                        -------------------------------
                                        Name: Kenneth P. Sneider, Jr.
                                        Title: Vice President

                                        THE BANK OF NOVA SCOTIA

                                        By: /s/ J. Alan Edwards
                                        -----------------------
                                        Name: J. Alan Edwards
                                        Title: Authorized Signatory


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                                        BARCLAYS BANK PLC

                                        By: /s/ John Giannone
                                        ---------------------
                                        Name: John Giannone
                                        Title: Director

                                        BAYERISCHE LANDESBANK GIROZENTRALE

                                        By: /s/ Alexander Kohnert
                                        -------------------------
                                        Name: Alexander Kohnert
                                        Title: Vice President


                                        By: /s/ Peter Obermann
                                        ----------------------
                                        Name: Peter Obermann
                                        Title: Senior Vice Prsident,
                                        Manager Lending
                                        Division

                                        BANQUE NATIONALE DE PARIS

                                        By: /s/ Richard L. Sted
                                        -----------------------
                                        Name: Richard L. Sted
                                        Title: Senior Vice President


                                        By: /s/ Richard Pace
                                        --------------------
                                        Name: Richard Pace
                                        Title: Vice President
                                        Corporate Banking Division


                                        CIBC INC.

                                        By: /s/ Leon C. Gradberg
                                        ------------------------
                                        Name: Leon C. Gradberg
                                        Title: Director, CIBC Wood
                                        Gundy Securities Corp.,
                                        as Agent

                                        CITICORP USA, INC.

                                        By: /s/ Walter L. Larsen
                                        ------------------------
                                        Name: Walter L. Larsen
                                        Title: Attorney-in-Fact

                                        CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                                        By: /s/ Vladimir Labun
                                        ----------------------
                                        Name: Vladimir Labun
                                        Title: Authorized Signature
                                        CREDIT LYONNAIS NEW YORK BRANCH


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                                        By: /s/ Vladimir Labun
                                        ----------------------
                                        Name: Vladimir Labun
                                        Title: First Vice President-
                                        Manager

                                        CREDIT SUISSE

                                        By: /s/ J. Howe
                                        ---------------
                                        Name: J. Howe
                                        Title: Director

                                        THE DAI-ICHI KANGYO BANK,
                                        LIMITED, NEW YORK BRANCH

                                        By: /s/ Andreas Panteli
                                        -----------------------
                                        Name: Andreas Panteli
                                        Title: Vice President

                                        THE FUJI BANK, LIMITED
                                        New York Branch

                                        By: /s/ Toshiaki Yakura
                                        -----------------------
                                        Name: Toshiaki Yakura
                                        Title: Senior Vice President


                                        HYPOBANK, NEW YORK BRANCH


                                        By: /s/ Steve Atwell
                                        --------------------
                                        Name: Steve Atwell
                                        Title: Vice President

                                        THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED - NEW YORK BRANCH

                                        By: /s/ John V. Veltri
                                        ----------------------
                                        Name: John V. Veltri
                                        Title: Joint General Manager

                                        LTCB TRUST COMPANY

                                        By: /s/ Shuichi Tajima
                                        ----------------------
                                        Name: Shuichi Tajima
                                        Title: Vice President

                                        MELLON BANK, N.A.

                                        By: /s/ David N. Smith
                                        ----------------------
                                        Name: David N. Smith
                                        Title: Vice President


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                                        THE MITSUBISHI TRUST AND
                                        BANKING CORPORATION

                                        By: /s/ Toshihiro Hayashi
                                        -------------------------
                                        Name: Toshihiro Hayashi
                                        Title: Senior Vice President

                                        NATIONAL CITY BANK

                                        By: /s/ Joseph D. Robison
                                        -------------------------
                                        Name: Joseph D. Robison
                                        Title: Vice President

                                        NATIONSBANK, N.A.

                                        By: /s/ Pamela S. Kurtzman
                                        --------------------------
                                        Name: Pamela S. Kurtzman
                                        Title: Vice President


                                        PNC BANK, NATIONAL ASSOCIATION

                                        By: /s/ Steven J. McGherin
                                        --------------------------
                                        Name: Steven J. McGherin
                                        Title: Vice President

                                        ROYAL BANK OF CANADA

                                        By: /s/ John Page
                                        -----------------
                                        Name: John Page
                                        Title: Sr. Manager

                                        ISTITUTO BANCARIO SAN PAOLO
                                        DI TORINO S.P.A.

                                        By: /s/ W. Jones/E. Viccozo
                                        ---------------------------
                                        Name: W. Jones/E. Viccozo
                                        Title: V.P./V.P.

                                        THE SANWA BANK, LIMITED

                                        By: /s/ Dominic J. Sorresso
                                        ---------------------------
                                        Name: Dominic J. Sorresso
                                        Title: Vice President

                                        SOCIETE GENERALE

                                        By: /s/ Alan E. J. Zinser
                                        -------------------------
                                        Name: Alan E. J. Zinser
                                        Title: Vice President


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                                        THE SUMITOMO BANK, LIMITED

                                        By: /s/Motosoke Yagaki
                                        ----------------------
                                        Name: Motosoke Yagaki
                                        Title: Joint General Manager

                                        By: /s/Gavin Holles
                                        -------------------
                                        Name: Gavin Holles
                                        Title: Assistant Vice President

                                        TORONTO DOMINION (TEXAS), INC.

                                        By: /s/ M. Bandzierz
                                        --------------------
                                        Name: M. Bandzierz
                                        Title: Managing Director

                                        THE YASUDA TRUST & BANKING
                                        COMPANY, LIMITED

                                        By: /s/ Rohn Laudenschlager
                                        ---------------------------
                                        Name: Rohn Laudenschleger
                                        Title: Senior Vice President


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